HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042         HV-5244 PremierSolutions Standard (Series II)

Supplement dated July 21, 2010 to your Prospectus

SUB-ADVISER CHANGE

HARTFORD SMALLCAP GROWTH HLS FUND – CLASS IA

Effective immediately, in the section entitled “The Funds”, under the Investment Objective table, the information for Hartford SmallCap Growth HLS Fund is deleted and replaced with the following:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Advisor
INSURANCE COMPANY DEDICATED MUTUAL FUNDS:
Hartford SmallCap Growth HLS Fund – Class IA	Seeks long-term capital appreciation.	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.